HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT TWELVE

333-114401        HV-4824 - Group Variable Funding Agreements - The HART Program [No Fee]

333-114404        HV-4900 - Group Variable Funding Agreements - The HART Program [Fee]

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Supplement dated September 13, 2010 to your Prospectus

The asterisk following the column heading “Distribution and/or Service (12b-1) Fees” in the “Annual Fund Operating Expenses” table is hereby deleted.

The following footnote “**” in the “Annual Fund Operating Expenses” table is hereby deleted:

“**  The 12b-1 fees deducted from these classes cover certain distribution, shareholder support and administrative services provided by intermediaries (the insurance company, broker dealer or other service provider).”

The column heading “Management Fee” in the “Annual Fund Operating Expenses” table is hereby deleted and replaced with “Management Fees”.

The column heading “Net Total Annual Operating Expenses” in the “Annual Fund Operating Expenses” table is hereby deleted and replaced with “Total Annual Fund Operating Expenses After Fee Wavier”.

FEE CHANGE

THE HARTFORD MONEY MARKET FUND – CLASS A

Effective November 1, 2010, under the heading “FEE TABLES” of the Prospectus, the “Annual Fund Operating Expenses” table and the footnote attached thereto for the underlying Fund is deleted and replaced with the following:

Annual Fund Operating Expenses

As of the Fund’s Year End

(As a percentage of average daily net assets)

Underlying Fund:	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Operating Expenses	Contractual Fee Waiver and/or Expense Reimbursement	Total Annual Fund Operating Expenses After Fee Waiver
The Hartford Mutual Funds, Inc.
The Hartford Money Market Fund – Class A	0.450%	0.250%†	0.310%	N/A	1.010%	0.160%	0.850%(17)

The Prospectus is amended to reflect the above changes.

†                                           The Board of Directors of The Hartford Money Market Fund has approved a temporary reduction of the distribution and service (12b-1) fees to zero through February 28, 2011.  The Board’s action can be changed at any time.

(17)                          The Hartford Investment Financial Services, LLC (“HIFSCO”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses of 0.85% (Class A).  In addition, Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes.  Each contractual arrangement will remain in effect until February 29, 2012, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of the Fund.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.